UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2011

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

6330 Nancy Ridge Drive, Suite 103, San Diego, California 92121

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 29, 2011, Apricus Biosciences, Inc. ("Apricus Bio" or the “Company”) and Topotarget A/S, a Danish corporation (“Topotarget”) announced the closing of its acquisition of Topotarget USA, Inc., a subsidiary of Topotarget, a Danish company listed on the Copenhagen exchange.

Pursuant to the closing, Topotarget USA, Inc., based in Rockaway, New Jersey, will become a wholly-owned subsidiary of Apricus Bio.  The Company also announced that it will change the name of Topotarget USA, Inc. to Apricus Pharmaceuticals USA, Inc. (“Apricus Pharma”).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2011	Apricus Biosciences, Inc.

	By:	/s/ RANDY BERHOLTZ
Randy Berholtz
Executive Vice President, General Counsel and Secretary